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                                                                Exhibit 10(j)



First Amendment dated as of June 30, 1994 to Credit Agreement with Society National Bank, individually and as Agent, and National City Bank
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                                FIRST AMENDMENT
                           DATED AS OF JUNE 30, 1994
                              TO CREDIT AGREEMENT
                          DATED AS OF OCTOBER 7, 1993


       This First Amendment (the "Amendment") is entered into as of June 30, 1994 by and among The Tranzonic Companies (the "Borrower"), the undersigned banks (the "Banks") and Society National Bank as agent (the "Agent").


                            W I T N E S S E T H :


       WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Credit Agreement dated as of October 7, 1993; and

       WHEREAS, the Borrower and the Banks desire to amend certain provisions of the Credit Agreement in certain respects as hereinafter set forth;

       NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.     DEFINED TERMS.   Capitalized terms used and not otherwise defined
herein shall have the meanings attributed to such terms in the Credit Agreement.

2. AMENDMENT. The Borrower and the Banks hereby amend the Credit Agreement as follows:

       2.1. Section 6.16 is amended by adding the following to the end of said section;

              minus (iv) any intangibles created as a result of the acquisition of Ever-Ready Appliance Manufacturing Co.

       2.2 Section 6.3 (a) is amended by adding the following to the end of said section;

              together with a certificate stating (A) that no Event of Default or Default has occurred and is continuing or, if an Event of Default or Default has occurred and is continuing, a statement setting forth the details thereof and the action which the Borrower has taken and proposes to take with respect thereto, and
              (B) that a computation (which computation shall accompany such certificate and shall be in reasonable detail) showing compliance with Section 6.12, 6.15, 6.16, 6.17 and 6.18 hereof is in conformity with the terms of this agreement;
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3.  EFFECTIVE DATE.     This Amendment shall become effective as of the
date first above written (the "Effective Date") upon the Agent's receipt of counterparts of this Amendment duly executed by the Borrower and the Banks.

4. RATIFICATION. It is understood and agreed that all of the terms, conditions and covenants of the Agreement except as amended hereby, shall remain unaltered and in full force and effect and shall continue to be binding upon the Borrower in all respects. The Amendment as amended hereby, is hereby ratified, approved and confirmed in all respects.

5. REFERENCE TO CREDIT AGREEMENT. From and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Credit Agreement as amended hereby.

6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

       IN WITNESS WHEREOF, the Borrower, the Banks and the Agent have executed this Amendment as of the date first above written.



                                THE TRANZONIC COMPANIES

                                By:
                                   ---------------------------------
                                Title:
                                      ------------------------------

                                SOCIETY NATIONAL BANK
                                    Individually and as Agent

                                By: /s/
                                   ---------------------------------
                                Title: Assistant Vice President
                                      ------------------------------

                                NATIONAL CITY BANK

                                By: /s/
                                   ---------------------------------
                                Title: Assistant Officer
                                      ------------------------------